UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2006

                                  Aspeon, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          000-21477                                     52-1945748
---------------------------                          -------------
(Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)

           2460 West 26th Avenue, Suite 380-C, Denver, Colorado, 80211
           -----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: (949) 460-4587

                                       n/a
                                      -----
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   7
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS.............................1

SECTION 2. FINANCIAL INFORMATION............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS..................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT..............................3

SECTION 6. ASSET-BACKED SECURITIES..........................................4

SECTION 7. REGULATION FD ...................................................4

SECTION 8. OTHER EVENTS                     ................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS...............................5

SIGNATURES..................................................................5

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On April 22, 2005, the Corporation's then sole director, David J Cutler, entered into an agreement with Frank G Blundo, Jr. P.C., trustee of the assignment for the benefit of Aspeon, Inc. and its subsidiary, CCI Group, Inc.creditors, subject to due diligence, to invest up to $50,000 cash in the Corporation for the benefit of the creditors the Corporation and CCI in return for a number of shares of the Corporation's common stock to be determined at a later date;

     Following the completion of the due diligence process during the three months ended December 31, 2005, it was agreed with Frank G Blundo, Jr. P.C., trustee of the assignment for the benefit of Aspeon and CCI creditors, that Mr. Cutler would invest $20,000 in the Corporation for the benefit of Aspeon and CCI creditors in return for a number of shares of our common stock to be determined at a later date. Accordingly during the three months ended December 31, 2005, $20,000 which had been placed in escrow with Frank G Blundo, Jr. P.C. by Mr. Cutler was released for the benefit of Aspeon and CCI creditors;

On May 31, 2006 the Registrant issued 10,563,775 shares of its common stock to David J Cutler, its Chief Executive Officer and one of its directors, $14,243.49

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.

      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

ITEM 5.06 CHANGES IN SHELL COMPANY STATUS

None


                       SECTION 6 - ASSET-BACKED SECURITIES

ITEM 6.01 ABS INFORMATIONAL AND COMPUTATION MATERIAL

None

ITEM 6.02 CHANGE OF SERVICER OR TRUSTEE

None

ITEM 6.03 CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT

None

ITEM 6.04 FAILURE TO MAKE A REQUIRED DISTRIBUTION

None

ITEM 6.05 SECURITIES ACT UPDATING DISCLOSURE

None


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Exhibits -  Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASPEON, INC.
                                -----------------
                                  (Registrant)

                                Dated: May 31, 2006

                                /s/ David J. Cutler
                                -----------------------------
                                 David J. Cutler, President